EXHIBIT 23.2


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                                    JAMESON
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                               & Associates, P.A.
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                          Certified Public Accountants



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports relating to the consolidated financial statements of BUCS Federal and to the reference to our Firm under the heading "Experts" and any other references included in or made a part of the Registration Statement on Form SB-2 and the Application for Approval of Conversion of Form AC.

                                        /s/Jameson & Associates, P.A.


Baltimore, Maryland
November 29, 2000


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                 515 E. Joppa Road - Baltimore, Maryland 21286
                Telephone 410-825-5580 - Telecopier 410-321-0922
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